Exhibit 99.1

MATIV ANNOUNCES INITIATIVES EXPECTED TO REDUCE COSTS BY $40 MILLION

ALPHARETTA, GA – January 24, 2024 – Commensurate with the recent divestiture of the Company’s Engineered Papers business, Mativ Holdings, Inc. (NYSE: MATV) (“Mativ” or the “Company”) today announced organizational realignment initiatives that will streamline organizational size and complexity, and leverage business-critical resources to enhance customer support. As a result of these initiatives, the Company expects to achieve an annualized run-rate of $20 million of overhead cost reduction in 2024 and an additional $20 million by the end of 2026, effectively reducing overhead costs by approximately 15% over that timeframe.

The first wave of this initiative is primarily driven by workforce reductions and indexed toward senior levels of the organization. The second wave of savings will be unlocked by system integrations, further restructuring, and transactional efficiencies. The 2024 charges associated with these initiatives are estimated to be $15-$20 million, which are expected to be incurred predominately in the first half of 2024.

As part of the realignment, the Company will reorganize into two new segments starting in Q1 2024: Filtration & Advanced Materials, focused primarily on filtration and protective solutions end markets, and Sustainable & Adhesive Solutions, focused primarily on release liners, industrials, healthcare, and packaging and specialty papers end markets. Christoph Stenzel, Filtration President, has been promoted to Group President, Filtration & Advanced Materials, and Ryan Elwart will join Mativ as Group President, Sustainable & Adhesive Solutions, effective as of January 30, 2024. Mr. Elwart joins Mativ from Georgia-Pacific, where he spent the last 16 years in roles of increasing responsibility, most recently as Chief Customer Officer of Georgia-Pacific’s Consumer Products division.

“The two consolidated segments, in addition to reducing organizational complexity and enabling substantial cost savings, will allow us to better support our customers through increased cross-selling opportunities, shared technologies and leveraging selling, marketing and R&D expertise,” said Julie Schertell, president and chief executive officer of Mativ. “I am very pleased to promote Christoph and welcome Ryan to the Mativ team. These appointments are paramount to the growth of our business and perfectly complement our leadership team.”

“We are continuing to aggressively drive our portfolio toward higher growth and higher margins,” Schertell continued. “This started with the merger in mid-2022, followed by the divestiture of Engineered Papers in late 2023. Now is the right time to resize our non-operating costs, and while this is never an easy task, it is important for our future. The savings are substantial and support our target to deliver mid-teen EBITDA margins, increased cash flow, and our continued focus on de-levering,” concluded Schertell.

About Mativ

Mativ Holdings, Inc. is a global leader in specialty materials headquartered in Alpharetta, Georgia. The company makes material impacts on the world every day through a wide range of critical components and engineered solutions that solve our customers’ most complex challenges. We manufacture on three continents and generate sales in nearly 100 countries through our family of business-to-business and consumer product brands. The company’s two segments, Filtration & Advanced Materials and Sustainable & Adhesive Solutions target premium applications across diversified and growing end-markets, from filtration to healthcare to sustainable packaging and more. Our broad portfolio of technologies combines polymers, fibers, and resins to optimize the performance of our customers’ products across multiple stages of the value chain. Our leading positions are a testament to our best-in-class global manufacturing, supply chain, and materials science capabilities. We drive innovation and enhance performance, finding potential in the impossible.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”) that are subject to the safe harbor created by that Act and other legal protections. Forward-looking statements include, without limitation, those regarding positioning Mativ for long-term success and right-sizing Mativ’s administrative functions, the expected benefits of strategic realignment actions, including reducing costs allowing Mativ to better support customers, Mativ’s expected financial position, business strategy, operating plans, capital and other expenditures, acquisitions and divestitures, and other plans and objectives related to the planned strategic realignment actions, including the amount and timing of expected EBITDA margin benefit, increased cash flow and returns, and continued de-leveraging, and other statements generally identified by words such as “believe,” “expect,” “intend,” “guidance,” “plan,” “forecast,” “potential,” “anticipate,” “confident,” “project,” “appear,” “future,” “should,” “likely,” “could,” “may,” “will,” “typically,” and similar words.

These forward-looking statements are prospective in nature and not based on historical facts, but rather on current expectations and on numerous assumptions regarding the business strategies and the environment in which Mativ will operate in the future and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by those statements. No assurance can be given that such expectations will prove to have been correct and persons reading this presentation are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this press release. These statements are not guarantees of future performance and involve certain risks and uncertainties, and assumptions that may cause actual results to differ materially from our expectations as of the date of this release. These risks include, among others, general economic conditions, the preliminary nature of the estimates related to the strategic realignment actions and the possibility that all or some of the estimates may change as Mativ’s analysis develops and additional information is obtained, Mativ’s ability to timely implement the strategic realignment actions in a manner that will positively impact the Company’s financial condition and results of operations, the impact of the strategic realignment actions on Mativ’s relationships with its employees, customers and vendors, the amount of costs, fees, expenses and charges related to the strategic realignment actions and the possibility of unexpected costs, liabilities or delays in connection with the strategic realignment actions, risks that the strategic realignment actions disrupt current plans and operations of Mativ, and factors that may cause Mativ to be unable to achieve the expected benefits of the strategic realignment actions . All forward-looking statements made in this press release are qualified by these cautionary statements. Forward-looking statements herein are made only as of the date of this press release, and Mativ undertakes no obligation, other than as may be required by law, to update or revise any forward-looking or cautionary statements to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise, or changes in future operating results over time or otherwise. Also see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Mativ’s most recent annual report on Form 10-K for the year ended December 31, 2022 and any material updates to these factors contained in any of Mativ’s future filings with the U.S. Securities and Exchange Commission. The discussion of these risks is specifically incorporated by reference into this release.

Contacts

Chris Kuepper

Director, Investor Relations

+1-770-569-4229

investors@mativ.com

Media

Brendan Streich

VP, Global Communications

media@mativ.com

Website: http://www.mativ.com

SOURCE: Mativ Holdings, Inc.